LOANS TO JOINT VENTURES (Details) - USD ($) $ in Thousands	Dec. 31, 2018	Dec. 31, 2017
Assets
Current assets	$ 122,949	$ 187,202
Non-current assets	324,678	319,920
Total assets	447,627	507,122
Joint ventures [member]
Assets
Current assets	25,483	22,400
Provision for losses on joint ventures	(1,680)	(4,220)
Current Loans to Joint Ventures	23,803	18,180
Non-current assets	0	13,748
Provision for losses on joint ventures	0	(6,447)
Non Current Loans to Joint Ventures	0	7,301
Total assets	$ 23,803	$ 25,481